UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 23, 2013

ING U.S., INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35897	No. 52-1222820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

230 Park Avenue New York, NY		10169
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 309-8200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 23, 2013, ING U.S., Inc. (“ING U.S.”) made available on its website (http://investors.ing.us) (i) its Quarterly Investor Supplement for December 31, 2012 and (ii) its Quarterly Investor Supplement for March 31, 2013. Copies of the Quarterly Investor Supplements, as amended, are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference in this Item 2.02. On May 30, 2013, the Quarterly Investor Supplement for December 31, 2012 was updated to provide certain corrected information. Such revised information is indicated in the attached exhibit 99.1 with a notation that it has been revised.

As provided in General Instruction B.2 of Form 8-K, the information and exhibits contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1     Quarterly Investor Supplement for December 31, 2012 (furnished and not filed)

99.2     Quarterly Investor Supplement for March 31, 2013 (furnished and not filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ING U.S., Inc. (Registrant)

By:	/s/ Harris Oliner

Name:	Harris Oliner

Title:	Senior Vice President and Corporate Secretary

Dated: May 30, 2013

Exhibit Index

Exhibit No.	Description
99.1	Quarterly Investor Supplement for December 31, 2012 (furnished and not filed)

99.2	Quarterly Investor Supplement for March 31, 2013 (furnished and not filed)